Note 8 - Income Taxes - Deferred Tax Assets (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
NOL carryforwards	$ 11,262,916	$ 9,177,607
Accruals and reserves	81,911	10,898
Stock compensation	197,508	237,976
Fixed assets/capitalized start-up costs	2,557	3,332
Deferred Tax Assets, Gross, Total	11,544,892	9,429,813
Valuation allowance	(11,544,892)	(9,429,813)
Net deferred tax assets	0	0
Deferred income taxes	$ 0	$ 0